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                                  EXHIBIT 99.2

                                    AGREEMENT

      The registrant agrees to furnish supplementally to the Commission, upon request, a copy of any omitted schedule to each of the Agreement and Plan of Merger, dated as of September 17, 2001, by and among Eprise Corporation, divine, inc., and DI2 Acquisition Company, and related documents.

Dated:  September 20, 2001

                                          Eprise Corporation



                                           By: /s/  Joseph A. Forgione
                                               ---------------------------------
                                           Joseph A. Forgione
                                           President and Chief Executive Officer